Credit Suisse First Boston
Asset-Backed Securities
ABSC 2005-HE7
IOs
234 records
Balance: 52,174,689
Home Equity Mortgage Loan Portfolio

Selection Criteria: IOs
Table of Contents

1.

Original Principal Balances

2.

Outstanding Principal Balances

3.

Current Mortgage Rates

4.

Original Term To Maturity

5.

Remaining Term To Maturity

6.

Lien

7.

Seasoning (Months)

8.

Combined Loan-to-Value Ratios

9.

Owner Occupancy

10.

Property Type

11.

Loan Purpose

12.

Documentation Type

13.

Product Type

14.

STATE

15.

Prepayment Penalty Term

16.

FICO Scores

1. Original Principal Balances

Original Principal Balances	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
50,000.01 - 75,000.00	4	$284,444.00	0.55%	$71,110.28	7.083%	80.00%	100.00%	639
75,000.01 - 100,000.00	13	1,119,881.00	2.15	86,131.52	6.900	78.19	95.82	622
100,000.01 - 125,000.00	30	3,447,659.00	6.61	114,917.89	6.754	81.53	96.77	635
125,000.01 - 150,000.00	33	4,449,790.00	8.53	134,840.06	6.858	84.21	98.10	630
150,000.01 - 175,000.00	28	4,530,812.40	8.68	161,811.60	6.724	83.64	97.84	650
175,000.01 - 200,000.00	12	2,256,802.00	4.33	188,059.02	6.935	83.38	95.82	643
200,000.01 - 225,000.00	24	5,079,675.00	9.74	211,650.88	6.601	82.86	94.50	643
225,000.01 - 250,000.00	18	4,343,293.00	8.32	241,285.33	6.733	83.61	95.53	638
250,000.01 - 275,000.00	6	1,579,028.00	3.03	263,127.31	6.436	83.26	100.00	651
275,000.01 - 300,000.00	9	2,601,514.00	4.99	289,057.11	6.793	82.87	93.48	664
300,000.01 - 333,700.00	10	3,140,581.00	6.02	314,058.10	6.339	80.98	95.83	669
333,700.01 - 350,000.00	1	341,012.00	0.65	341,012.00	5.990	80.00	99.70	649
350,000.01 - 600,000.00	46	19,002,095.00	36.42	413,069.97	6.388	81.60	93.82	654
Total:	234	$52,176,586.40	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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2. Outstanding Principal Balances

Outstanding Principal Balances	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
50,000.01 - 75,000.00	4	$284,441.13	0.55%	$71,110.28	7.083%	80.00%	100.00%	639
75,000.01 - 100,000.00	13	1,119,709.73	2.15	86,131.52	6.900	78.19	95.82	622
100,000.01 - 125,000.00	30	3,447,536.78	6.61	114,917.89	6.754	81.53	96.77	635
125,000.01 - 150,000.00	33	4,449,722.06	8.53	134,840.06	6.858	84.21	98.10	630
150,000.01 - 175,000.00	28	4,530,724.75	8.68	161,811.60	6.724	83.64	97.84	650
175,000.01 - 200,000.00	12	2,256,708.20	4.33	188,059.02	6.935	83.38	95.82	643
200,000.01 - 225,000.00	24	5,079,621.08	9.74	211,650.88	6.601	82.86	94.50	643
225,000.01 - 250,000.00	18	4,343,135.96	8.32	241,285.33	6.733	83.61	95.53	638
250,000.01 - 275,000.00	6	1,578,763.83	3.03	263,127.31	6.436	83.26	100.00	651
275,000.01 - 300,000.00	9	2,601,514.00	4.99	289,057.11	6.793	82.87	93.48	664
300,000.01 - 333,700.00	10	3,140,581.00	6.02	314,058.10	6.339	80.98	95.83	669
333,700.01 - 350,000.00	1	341,012.00	0.65	341,012.00	5.990	80.00	99.70	649
350,000.01 - 600,000.00	46	19,001,218.78	36.42	413,069.97	6.388	81.60	93.82	654
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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3. Current Mortgage Rates

Current Mortgage Rates	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
5.500 - 5.999	41	$11,370,087.28	21.79%	$277,319.20	5.827%	82.16%	97.08%	672
6.000 - 6.499	52	11,662,358.71	22.35	224,276.13	6.301	80.66	96.41	645
6.500 - 6.999	83	18,706,199.78	35.85	225,375.90	6.693	82.59	95.25	650
7.000 - 7.499	33	5,930,963.62	11.37	179,726.17	7.219	82.64	91.74	624
7.500 - 7.999	18	3,155,676.43	6.05	175,315.36	7.688	85.76	95.71	620
8.000 - 8.499	3	532,333.00	1.02	177,444.33	8.218	85.25	91.62	652
8.500 - 8.999	2	474,258.00	0.91	237,129.00	8.529	84.61	88.74	586
9.000 - 9.499	2	342,812.48	0.66	171,406.24	9.236	88.84	93.59	607
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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4. Original Term To Maturity

Original Term To Maturity	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
241 - 360	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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5. Remaining Term To Maturity

Remaining Term To Maturity	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
301 - 360	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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6. Lien

Lien	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
1	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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7. Seasoning (Months)

Seasoning (Months)	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
1	4	$800,268.00	1.53%	$200,067.00	6.456%	80.00%	100.00%	627
2	83	19,318,807.27	37.03	232,756.71	6.492	80.95	96.24	657
3	94	20,258,313.00	38.83	215,513.97	6.590	82.96	95.86	648
4	31	6,887,778.50	13.20	222,186.40	6.653	84.65	94.42	637
5	18	4,185,393.80	8.02	232,521.88	6.904	82.00	90.83	625
6	2	397,750.00	0.76	198,875.00	6.730	82.94	91.18	636
9	1	115,949.73	0.22	115,949.73	6.650	80.00	99.99	652
10	1	210,429.00	0.40	210,429.00	6.400	92.70	92.70	674
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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8. Combined Loan-to-Value Ratios

Combined Loan-to-Value Ratios	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
40.01 - 45.00	2	$199,170.77	0.38%	$99,585.39	7.039%	42.05%	42.05%	573
45.01 - 50.00	1	402,397.73	0.77	402,397.73	6.100	50.00	50.00	577
70.01 - 75.00	3	801,745.00	1.54	267,248.33	6.854	75.00	75.00	566
75.01 - 80.00	5	972,415.20	1.86	194,483.04	7.173	79.77	79.77	616
80.01 - 85.00	21	6,125,271.44	11.74	291,679.59	6.819	83.67	83.67	633
85.01 - 90.00	14	4,128,439.06	7.91	294,888.50	6.833	87.11	88.95	640
90.01 - 95.00	13	4,026,218.84	7.72	309,709.14	6.341	81.63	94.80	670
95.01 - 100.00	175	35,519,031.26	68.08	202,965.89	6.525	82.48	99.99	653
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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9. Owner Occupancy

Owner Occupancy	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
Owner Occupied	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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10. Property Type

Property Type	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
Single Family	116	$27,003,652.01	51.76%	$232,790.10	6.504%	81.19%	93.79%	650
PUD	85	19,091,590.12	36.59	224,606.94	6.632	83.79	97.16	646
Condominium	29	5,578,363.74	10.69	192,357.37	6.809	82.73	97.05	641
Townhome	4	501,083.43	0.96	125,270.86	6.746	85.56	100.00	669
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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11. Loan Purpose

Loan Purpose	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
Purchase	204	$44,292,857.60	84.89%	$217,121.85	6.535%	82.58%	97.99%	653
Refinance - Cash Out	24	6,501,502.50	12.46	270,895.94	6.787	80.30	80.30	615
Refinance - Rate/Term	6	1,380,329.20	2.65	230,054.87	7.252	84.58	84.58	656
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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12. Documentation Type

Documentation Type	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
Stated Income	116	$30,431,692.45	58.33%	$262,342.18	6.513%	80.37%	93.54%	660
Full Documentation	114	20,628,835.52	39.54	180,954.70	6.672	85.18	98.85	632
Limited Documentation	4	1,114,161.33	2.14	278,540.33	6.961	83.78	83.78	608
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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13. Product Type

Product Type	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
ARM - 2/28 - 2Yr IO	2	$519,338.26	1.00%	$259,669.13	6.572%	83.88%	88.35%	615
ARM - 2/28 - 5Yr IO	158	38,208,737.33	73.23	241,827.45	6.581	82.66	95.18	646
ARM - 3/27 - 3Yr IO	3	920,265.00	1.76	306,755.00	6.442	84.81	84.81	615
ARM - 3/27 - 5Yr IO	67	11,751,312.28	22.52	175,392.72	6.545	81.06	97.68	657
Fixed - 30 Yr - 5 Yr IO	4	775,036.43	1.49	193,759.11	7.577	82.34	91.14	680
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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14. STATE

STATE	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
California	75	$25,114,427.89	48.14%	$334,859.04	6.341%	81.40%	94.57%	658
Arizona	17	2,814,036.88	5.39	165,531.58	6.749	82.36	95.57	637
Florida	15	2,657,435.63	5.09	177,162.38	6.786	84.02	90.68	648
Texas	13	1,666,340.51	3.19	128,180.04	6.778	84.31	98.15	632
Washington	13	2,084,042.66	3.99	160,310.97	6.723	80.09	95.78	640
Colorado	11	1,818,611.20	3.49	165,328.29	6.664	81.48	96.38	618
North Carolina	11	1,569,011.91	3.01	142,637.45	6.909	86.19	100.00	623
Ohio	11	1,779,604.77	3.41	161,782.25	6.279	83.15	90.43	603
Georgia	10	1,773,243.87	3.40	177,324.39	7.184	87.16	100.00	620
Nevada	9	2,296,481.89	4.40	255,164.65	6.553	80.51	98.47	651
Minnesota	7	1,243,663.77	2.38	177,666.25	7.090	83.80	94.39	671
South Carolina	7	846,056.52	1.62	120,865.22	7.400	84.61	100.00	631
Utah	7	833,334.37	1.60	119,047.77	7.225	82.42	93.38	657
Maryland	5	1,568,976.00	3.01	313,795.20	6.476	80.70	97.89	680
Virginia	5	1,044,182.98	2.00	208,836.60	6.323	83.76	100.00	668
Massachusetts	3	738,500.00	1.42	246,166.67	6.963	83.81	90.47	624
Michigan	3	633,619.92	1.21	211,206.64	7.565	85.66	100.00	618
Missouri	3	514,341.00	0.99	171,447.00	7.424	86.06	100.00	661
Tennessee	3	351,803.47	0.67	117,267.82	6.925	83.65	100.00	612
Illinois	2	291,279.00	0.56	145,639.50	6.793	80.00	100.00	638
New Mexico	2	240,325.00	0.46	120,162.50	7.161	85.74	100.00	597
Connecticut	1	115,375.50	0.22	115,375.50	5.500	92.30	92.30	675
Wisconsin	1	179,994.56	0.34	179,994.56	9.450	87.80	87.80	612
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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15. Prepayment Penalty Term

Prepayment Penalty Term	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
0	114	$26,044,572.43	49.92%	$228,461.16	6.681%	83.42%	97.51%	647
12	14	4,744,000.58	9.09	338,857.18	6.251	81.71	94.13	654
24	39	7,475,402.88	14.33	191,677.00	6.508	80.23	93.74	650
36	67	13,910,713.41	26.66	207,622.59	6.563	81.70	92.88	647
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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16. FICO Scores

FICO Scores	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
540 - 559	2	$453,507.00	0.87%	$226,753.50	6.805%	83.18%	85.90%	556
560 - 579	7	1,594,841.50	3.06	227,834.50	6.586	66.66	67.63	573
580 - 599	21	3,775,881.13	7.24	179,803.86	7.464	86.05	93.28	587
600 - 619	39	7,829,290.59	15.01	200,751.04	6.816	84.35	94.95	610
620 - 639	43	9,879,782.40	18.94	229,762.38	6.475	82.72	96.08	628
640 - 659	47	9,449,826.39	18.11	201,060.14	6.541	82.51	97.32	650
660 - 679	31	8,150,999.72	15.62	262,935.47	6.521	82.54	96.76	669
680 - 699	25	5,590,216.39	10.71	223,608.66	6.432	81.77	97.53	690
700 - 719	8	2,329,999.75	4.47	291,249.97	6.269	81.80	96.83	711
720 - 739	5	1,289,572.43	2.47	257,914.49	6.014	80.00	100.00	734
740 - 759	4	1,149,972.00	2.20	287,493.00	6.309	80.00	98.39	751
760 - 779	2	680,800.00	1.30	340,400.00	5.809	80.00	97.06	766
Total:	234	$52,174,689.30	100.00%	$222,968.76	6.586%	82.35%	95.43%	648

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www.csfb.com
Jul 14, 2005 17:30

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